--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

February 3, 1997

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Realty Shares, Inc. for the year ended December 31, 1996. The net asset value per share on that date was $45.09. In addition, a distribution of $1.02 per share
(including  a  regular  $0.47  per   share  distribution  plus  a  $0.55   extra
distribution representing capital gains during the year) was declared for shareholders of record December 26, 1996 and paid on December 27, 1996.

1996 REVIEW

     By nearly every measure, 1996 was an exceptional year for REITs on both an absolute and relative basis. The Fund's total return for 1996 based on income, realized capital gains and change in net asset value was 38.5%. The 35.3% total return of equity REITs (as measured by the NAREIT Equity REIT Index) was the best since 1991, the year that the real estate depression hit bottom, causing REITs to rebound from severely depressed levels. Relative to the stock market, REITs had their best year since 1984, beating the S&P 500 Index total return of 23.0%. Relative to bonds, REITs had their best year since 1979, surpassing the Lehman Brothers Government/Corporate Bond Index total return of 2.9%. These results continue to substantiate the low correlation of returns between REITs and other asset classes, particularly bonds.

     All major property sectors showed outstanding positive returns for the year, with the Office, Hotel and Regional Mall sectors performing best. The strong performance of REITs continues to be influenced by the ongoing real estate recovery and the advantageous position of REITs as property owners, managers and acquirers. Most important from a capital market perspective was that these factors translated into strong earnings growth for the major companies in 1996 and there appears to us to be widespread expectations for continued strong growth of REIT earnings in 1997.

     The rise of REIT share prices is not solely the result of earnings growth, in our opinion. 1996 was the year in which a substantial shift in sentiment and opinion about real estate and REITs took place, and we believe this change will affect the industry for many years. For the first time since the 1980s, real estate returned to favor among both institutional and individual investors, and long-term debt and equity capital began to flow freely. This caused property values to rise across the board, adding another lever to REIT returns by significantly increasing underlying asset values. This favorable capital market environment also enabled the top tier companies to raise and efficiently invest capital. Due to a combination of new issuance and price appreciation, the stock market capitalization of equity REITs rose by 55% in 1996 to $90 billion. The number of equity REITs declined during the year by 7% to 166, indicating an acceleration in the consolidation of the industry and greater concentration of assets among fewer, but in our opinion, stronger companies. Consequently, REIT valuations ended the year at a

--------------------------------------------------------------------------------
                                       1

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                       COHEN & STEERS REALTY SHARES, INC.

higher level than when the year began. For example, the average REIT dividend yield, which is the simplest measure of valuation, was 7.4% at the beginning of 1996 and 5.9% at year end.

     Last year was also pivotal with regard to the acceptance of the publicly-traded REIT structure by direct real estate advisors and institutional real estate consultants. They appeared to have finally come to terms with the decline in their traditional businesses and nearly all have adopted a real estate securities effort. We believe that this is primarily the result of their clients' preference for the liquidity, fair pricing and professional practices of the leading public real estate companies. With REITs being the most prominent real estate equity capital raisers and property acquirers in 1996 (as well as having produced consistently superior investment returns), they can no longer be dismissed as incidental to the real estate industry. Rather, they have become the model for creating investor value. For the same reasons, during the year a large number of private real estate companies merged into public companies and a great many property owners transferred their ownership interests in exchange for REIT shares. These are trends which we believe will remain in place for a long time to come.

1997 OUTLOOK

     With real estate fundamentals and the role of REITs firmly in place, we believe that there are essentially two major issues of concern to investors as the year progresses. The first is the ability of REITs as a group to sustain the higher level of valuation that they now enjoy. The second issue is determining which companies and property sectors are best positioned to outperform in 1997. We believe that the current level of REIT valuations is being affected by the following factors:

     REAL ESTATE FUNDAMENTALS REMAIN POSITIVE. In nearly every property sector and region of the country, the real estate recovery appears to be gathering momentum. Occupancies and rental rates are rising, and the amount of new construction is less than the incremental demand for space. Greater confidence in the stability and growth of real estate, particularly after the depression of the early 1990s, can account for the higher valuation of real estate companies.

     REIT EARNINGS ARE GROWING AT A SUBSTANTIAL RATE. Wall Street analysts estimate that average REIT earnings per share growth was approximately 9% in 1996 and expect further growth of 10% in 1997. These growth estimates are predicated on conservative assumptions regarding occupancies and rental rates plus the contribution of income both from properties acquired last year and those that are expected to be acquired this year. Further, based on trends firmly in place, REIT earnings are expected to grow at a meaningful rate in 1998. This type of growth, in our opinion, warrants a higher level of valuation than REITs have historically enjoyed. As investors become more confident in these prospects, REITs increasingly may be recognized as growth rather than current dividend yield vehicles. This renders the often-made comparison of REITs to bonds and utility stocks less meaningful than ever.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     REIT DIVIDEND GROWTH SHOULD BEGIN TO ACCELERATE. One important result of REIT earnings growth is the growth of REIT dividends. While most REITs have been raising their dividends at least annually, they have done so at a lower rate than the rate of growth of cash earnings per share, resulting in continually decreasing payout ratios. This is almost universally viewed by the investment community as a healthy policy because it permits the company to maintain a record of dividend growth, while at the same time retain more capital for reinvestment. Because REITs, by law, must distribute no less than 95% of their taxable income as dividends, several companies are now unable to reduce their payout ratios any further. These companies must now increase their dividends at the identical rate as their income growth. At the current time only a handful of companies are in this situation but we expect a great many more to reach this point in 1997 and 1998. When investors apply traditional stock valuation measures such as dividend discount models, which emphasize dividend yield and dividend growth, to REITs this group will appear extremely attractive. As this phenomenon becomes more widely recognized it is likely to enable REITs to maintain healthy valuations, in our opinion.

     THE LEADING REITS HAVE DEMONSTRATED STRONG TRACK RECORDS. The last time REIT valuations approached these levels was at year-end 1993, a period when most of today's largest REITs were just coming public. Since that time there have been very few initial public offerings and investors have had a chance to assess and differentiate the abilities, dedication and, most importantly, the performance of all the companies in the industry. Greater investor confidence has naturally led to higher valuations for those companies that have proven themselves to be market leaders and this has enabled them to routinely issue low-cost equity. This has also allowed the companies to judiciously access varied forms of debt financing on economic terms that have enhanced earnings and return on equity.

     REITS HAVE PROVEN THEMSELVES UNDER VARIED FINANCIAL MARKET CONDITIONS. REITs have outperformed stocks in five of the past six years and have done so with lower volatility than, and little sensitivity to the broader stock market movements. This was dramatically illustrated last year when, during periods of stock and bond market turbulence, REIT prices remained stable or rose. As a result, REITs have returned to favor among institutions and individuals seeking portfolio diversification. The ongoing demand for REIT shares is likely to help maintain the current, or even higher, level of valuation.

     As we begin the new year our investment strategy generally is one that emphasizes those companies we expect to achieve above-average growth in earnings per share, preferably through increases in occupancy and rental rates. More specifically, we believe that the Office sector as a whole is exemplary of accelerating internal growth and there are several extremely well-positioned companies within that sector. Because of their stature, size and access to capital these companies have substantial opportunities to acquire world class properties at attractive prices relative to their replacement costs. For these reasons office building owners comprise our largest sector weighting.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     Our second largest weighting is the Regional Mall sector. To the surprise of many, this group was among the best performers in 1996 and we expect that to be the case again in 1997. The retail environment today is much improved over the recent past and regional mall tenants are enjoying solid sales increases. As a result there are very few tenant bankruptcies and we believe that both occupancies and rental rates in premier properties will show healthy increases. A new factor this year for the publicly-traded companies is that the private market values of regional malls have declined to a point at which, in combination with REITs' lower cost of capital, a considerable acquisition opportunity has developed. Therefore we expect that regional mall REITs could experience growth well in excess of consensus expectations, which should lead to superior investment performance.

     At the close of a year of extraordinary investment results such as those achieved in 1996 it is important to maintain the perspective that real estate and REITs are not likely to sustain such a high rate of return. However, as we have discussed, our analysis of the investment environment leads us to the conclusion that REITs continue to offer potential risk-adjusted returns that are attractive. Moreover, within the universe of publicly-traded real estate companies there are many that we believe represent outstanding value and have superior growth prospects. These companies dominate our portfolio. While this year may be somewhat more challenging than the last, we are nonetheless confident in our ability to achieve satisfactory investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

Performance Review
     The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

     The Fund's investment performance in 1996 exceeded its benchmarks and the stock market in general. Real estate securities (and the Fund) outperformed the stock market in general in 1996, in the adviser's view, due to the strong growth of the economy, and the ongoing nationwide real estate recovery. In comparison to real estate securities benchmarks, the Fund's outperformance is attributable to its heavier than average weighting in shopping center and office building owners.

     The performance of the Fund in 1996 and its cumulative return since its inception in 1991 has comfortably exceeded that of its benchmarks and the stock market in general.


                                         [GRAPH]

                                                               NAREIT
  COHEN & STEERS                     WILSHIRE REAL ESTATE     ALL REIT
REALTY SHARES, INC.     S&P 500        SECURITIES INDEX        INDEX
-------------------     --------     --------------------     --------
      10,000.0          10,000.0           10,000.0           10,000.0
      10,122.0          10,396.0            9,725.0           10,535.0
      10,792.0          10,823.0            9,906.0           11,418.0
      10,962.0          10,930.0           10,121.0           11,129.0
      11,226,0          11,170.0            9,692.0           11,340.0
      12,111.0          11,723.0            9,988.0           11,698.0
      12,959.0          12,142.0           10,680.0           12,287.0
      15,615.0          14,462.0           12,779.0           12,824.0
      15,014.0          14,056.0           12,176.0           12,887.0
      16,523.0          15,304.0           13,258.0           13,219.0
      15,389.0          14,394.0           12,308.0           13,526.0
      16,314.0          14,723.0           12,585.0           13,014.0
      16,517.0          14,935.0           12,735.0           13,068.0
      16,219.0          14,675.0           12,542.0           13,707.0
      16,669.0          14,515.0           12,511.0           13,704.0
      16,268.0          14,677.0           12,558.0           15,038.0
      16,996.0          15,645.0           13,105.0           16,474.0
      17,910.0          16,421.0           13,726.0           17,784.0
      18,523.0          17,173.0           14,219.0           18,854.0
      18,853.0          17,611.0           14,819.0           19,866.0
      19,982.0          18,398.0           15,521.0           20,758.0
      21,435.0          19,647.0           16,439.0           21,400.0
      25,651.0          23,314.0           19,462.0           23,185.0


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations.

`D' The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 198 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 111 companies operating in the real estate industry and includes REITs. This index does not include REITs with investments in health care facilities, which as a group have produced investment returns in past years higher than the market as a whole. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                              NUMBER              VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                            -----------       --------------
EQUITIES                                                        93.37%
      APARTMENT/RESIDENTIAL                                     13.67%
            `D'Avalon Properties......................................        1,903,800       $   54,734,250
            Bay Apartment Communities.................................          498,400           17,942,400
            `D'Camden Property Trust..................................        1,037,500           29,698,438
            `D'Charles E. Smith Residential Realty....................          515,600           15,081,300
            `D'Colonial Properties Trust..............................        1,205,200           36,607,950
            `D'Columbus Realty Trust..................................          777,600           17,690,400
            `D'Irvine Apartment Communities...........................        1,013,900           25,347,500
            Post Properties...........................................        1,059,500           42,644,875
            Summit Properties.........................................          773,900           17,122,537
            Sun Communities...........................................          620,400           21,403,800
                                                                                              --------------
                                                                                                 278,273,450
                                                                                              --------------
      DIVERSIFIED                                                2.01%
            Newhall Land & Farming Company............................        1,370,500           23,127,188
            *Security Capital U.S. Realty.............................        1,400,000           17,920,000
                                                                                              --------------
                                                                                                  41,047,188
                                                                                              --------------
      HEALTH CARE                                                6.36%
            Health Care Property Investors............................          499,500           17,482,500
            Health Care REIT..........................................          839,100           20,557,950
            Nationwide Health Properties..............................          946,100           22,942,925
            `D'Omega Healthcare Investors.............................        1,000,000           33,250,000
            *`D'Sunrise Assisted Living...............................        1,268,400           35,356,650
                                                                                              --------------
                                                                                                 129,590,025
                                                                                              --------------
      HOTEL                                                      4.56%
            *Bristol Hotel Co.........................................          769,500           24,431,625
            Innkeepers USA Trust......................................          797,500           11,065,312
            *Interstate Hotels Co.....................................          247,200            6,983,400
            Patriot American Hospitality..............................          599,800           25,866,375
            Starwood Lodging Trust....................................          327,900           18,075,488
            *Studio Plus Hotels.......................................          407,400            6,416,550
                                                                                              --------------
                                                                                                  92,838,750
                                                                                              --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                              NUMBER              VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                            -----------       --------------
      INDUSTRIAL                                                 5.01%
            `D'CenterPoint Properties Corp............................        1,139,500       $   37,318,625
            Meridian Industrial Trust.................................          528,100           11,090,100
            Security Capital Industrial Trust.........................        1,014,900           21,693,487
            `D'Weeks Corp.............................................          958,000           31,853,500
                                                                                              --------------
                                                                                                 101,955,712
                                                                                              --------------
      OFFICE                                                    20.79%
            Beacon Properties Corp....................................        1,515,900           55,519,837
            `D'Cali Realty Corp.......................................        2,418,800           74,680,450
            `D'CarrAmerica Realty Corp................................        2,472,400           72,317,700
            `D'Cousins Properties.....................................        1,583,900           44,547,188
            Crescent Real Estate Equities.............................        1,338,800           70,621,700
            `D'Highwoods Properties...................................        3,131,000          105,671,250
                                                                                              --------------
                                                                                                 423,358,125
                                                                                              --------------
      OFFICE/INDUSTRIAL                                          7.52%
            `D'Prentiss Properties Trust..............................        1,412,700           35,317,500
            `D'Reckson Associates Realty Corp.........................          840,100           35,494,225
            `D'Spieker Properties.....................................        2,289,700           82,429,200
                                                                                              --------------
                                                                                                 153,240,925
                                                                                              --------------
      SELF STORAGE                                               4.48%
            Public Storage............................................        2,834,800           87,878,800
            Storage USA...............................................           87,700            3,299,712
                                                                                              --------------
                                                                                                  91,178,512
                                                                                              --------------
      SHOPPING CENTER                                           28.97%
         COMMUNITY CENTER                                       12.10%
            Developers Diversified Realty Corp........................          938,300           34,834,387
            Federal Realty Investment Trust...........................        1,537,200           41,696,550
            Glimcher Realty Trust.....................................        1,085,200           23,874,400
            Kimco Realty Corp.........................................        1,543,700           53,836,538
            Regency Realty Corp.......................................          216,500            5,683,125
            `D'Vornado Realty Trust...................................        1,276,900           67,037,250
            Weingarten Realty Investors...............................          480,400           19,516,250
                                                                                              --------------
                                                                                                 246,478,500
                                                                                              --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                              NUMBER              VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                            -----------       --------------
         FACTORY OUTLET CENTER                                   1.53%
            `D'Chelsea GCA Realty.....................................          688,800       $   23,849,700
            Tanger Factory Outlet Centers.............................          268,900            7,293,913
                                                                                              --------------
                                                                                                  31,143,613
                                                                                              --------------
         REGIONAL MALL                                          15.34%
            CBL & Associates Properties...............................        1,014,500           26,250,187
            General Growth Properties.................................          539,800           17,408,550
            `D'JP Realty..............................................          895,800           23,178,825
            `D'Macerich Co............................................        1,746,500           45,627,313
            Rouse Co..................................................        2,272,300           72,145,525
            Simon DeBartolo Group.....................................        1,564,400           48,496,400
            `D'Taubman Centers........................................        2,875,000           37,015,625
            `D'The Mills Corp.........................................        1,025,000           24,471,875
            Urban Shopping Centers....................................          611,000           17,719,000
                                                                                              --------------
                                                                                                 312,313,300
                                                                                              --------------
            TOTAL SHOPPING CENTER.....................................                           589,935,413
                                                                                              --------------
                  TOTAL EQUITIES (Identified cost $1,482,340,008).....                         1,901,418,100
                                                                                              --------------

                                                                             PRINCIPAL
                                                                              AMOUNT
                                                                          --------------
COMMERCIAL PAPER                                               5.80%
            California Gold State Financial, 6.50%, 1/2/97..........       $ 18,179,000           18,175,717
            McKesson, 6.50%, 1/2/97.................................        100,000,000           99,981,940
                                                                                              --------------
            TOTAL COMMERCIAL PAPER (Identified cost
               $118,157,657)................................                                     118,157,657
                                                                                              --------------
TOTAL INVESTMENTS (Identified cost $1,600,497,665)..........   99.17%                          2,019,575,757
OTHER ASSETS, IN EXCESS OF LIABILITIES......................     .83%                             16,802,828
                                                              ------                          --------------
NET ASSETS (Equivalent to $45.09 per share based on
   45,162,308 shares of capital stock outstanding)..........  100.00%                         $2,036,378,585
                                                              ------                          --------------
                                                              ------                          --------------

------------

* Non-income producing security.

`D' The  Fund owns  5% or more  of this company's  outstanding voting securities
    (Note 5).

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
      Investments in securities, at value (Identified cost $1,600,497,665) (Note 1 and Note 5)...  $2,019,575,757
      Cash.......................................................................................             710
      Receivable for fund shares sold............................................................      48,475,081
      Dividends receivable.......................................................................       7,423,179
      Receivable for investment securities sold..................................................         199,320
      Other assets...............................................................................          85,821
                                                                                                   --------------
            Total Assets.........................................................................   2,075,759,868
                                                                                                   --------------
LIABILITIES:
      Payable for investment securities purchased................................................      29,446,535
      Payable for fund shares redeemed...........................................................       7,805,153
      Payable to investment adviser..............................................................       1,285,308
      Payable to administrator...................................................................         443,443
      Payable to directors.......................................................................           1,041
      Other liabilities..........................................................................         399,803
                                                                                                   --------------
            Total Liabilities....................................................................      39,381,283
                                                                                                   --------------
NET ASSETS applicable to 45,162,308 shares of $.001 par value common stock outstanding (Note 4)..  $2,036,378,585
                                                                                                   --------------
                                                                                                   --------------
NET ASSET VALUE PER SHARE:
      ($2,036,378,585[div]45,162,308 shares outstanding).........................................  $        45.09
                                                                                                   --------------
                                                                                                   --------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)............................................................  $1,593,428,591
      Accumulated net realized gain on investments sold..........................................      23,871,902
      Net unrealized appreciation on investments.................................................     419,078,092
                                                                                                   --------------
                                                                                                   $2,036,378,585
                                                                                                   --------------
                                                                                                   --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment Income:
      Dividend income..............................................................................  $ 68,918,920
      Interest income..............................................................................     3,835,724
                                                                                                     ------------
            Total Income...........................................................................    72,754,644
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................     9,704,419
      Administrative and transfer agent fees (Note 2)..............................................     1,778,629
      Custodian fees...............................................................................       271,175
      Registration and filing fees.................................................................       352,134
      Reports to shareholders......................................................................       155,113
      Professional fees............................................................................        96,373
      Directors' fees and expenses (Note 2)........................................................        30,500
      Amortization of organization expenses (Note 1)...............................................        16,204
      Miscellaneous................................................................................       115,963
                                                                                                     ------------
            Total Expenses.........................................................................    12,520,510
      Reduction of expenses (Note 6)...............................................................      (140,729)
                                                                                                     ------------
            Net Expenses...........................................................................    12,379,781
                                                                                                     ------------
Net Investment Income..............................................................................    60,374,863
                                                                                                     ------------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments.............................................................    31,989,185
      Increase in unrealized appreciation on investments...........................................   370,632,346
                                                                                                     ------------
            Net realized and unrealized gain on investments........................................   402,621,531
                                                                                                     ------------
Net Increase in Net Assets Resulting From Operations...............................................  $462,996,394
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1996   DECEMBER 31, 1995
                                                                     -----------------   -----------------
Change in Net Assets:
      From Operations:
            Net investment income..................................   $    60,374,863      $  35,282,492
            Net realized gain (loss) on investments................        31,989,185         (5,735,142)
            Increase in unrealized appreciation on investments.....       370,632,346         41,783,548
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       462,996,394         71,330,898
                                                                     -----------------   -----------------
      Dividends and Distributions From:
            Net investment income..................................       (57,513,352)       (25,186,847)
            Net realized gain on investments.......................       (23,648,701)         --
            Tax return of capital..................................        (3,926,373)        (9,488,813)
                                                                     -----------------   -----------------
                  Total distributions to shareholders..............       (85,088,426)       (34,675,660)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions....       865,386,543        298,330,768
                                                                     -----------------   -----------------
                  Total increase in net assets.....................     1,243,294,511        334,986,006
      Net Assets:
            Beginning of year......................................       793,084,074        458,098,068
                                                                     -----------------   -----------------
            End of year............................................   $ 2,036,378,585      $ 793,084,074
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
            PER SHARE OPERATING PERFORMANCE                1996         1995        1994        1993       1992
------------------------------------------------------- ----------    --------    --------    --------    -------
Net asset value, beginning of year..................... $    34.62    $  32.90    $  31.92    $  29.58    $ 26.55
                                                        ----------    --------    --------    --------    -------
Income from investment operations
      Net investment income............................       1.86        1.86        1.66        1.29       1.51
      Net realized and unrealized gains on
         investments...................................      11.04        1.69        0.98        4.24       3.55
                                                        ----------    --------    --------    --------    -------
            Total from investment operations...........      12.90        3.55        2.64        5.53       5.06
                                                        ----------    --------    --------    --------    -------
Less distributions from:
      Net investment income............................      (1.76)      (1.33)      (1.09)      (1.27)     (1.80)
      Realized gains on investments....................      (0.55)       0.00        0.00       (1.64)     (0.18)
      In excess of net realized gains..................       0.00        0.00        0.00       (0.04)      0.00
      Tax return of capital............................      (0.12)      (0.50)      (0.57)      (0.24)     (0.05)
                                                        ----------    --------    --------    --------    -------
            Total distributions........................      (2.43)      (1.83)      (1.66)      (3.19)     (2.03)
                                                        ----------    --------    --------    --------    -------
Net asset value, end of year........................... $    45.09    $  34.62    $  32.90    $  31.92    $ 29.58
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
----------------------------------------------------------------------------------------------------------------
Total investment return................................      38.48%      11.13%       8.31%      18.76%     20.09%
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of year (in millions)............ $2,036.379    $793.084    $458.098    $163.478    $49.481
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
      Ratio of expenses to average daily net assets
         (before expense reduction)....................       1.10%       1.16%       1.26%       1.35%      1.77%
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
      Ratios of expenses to average daily net assets
         (net of expense reduction)....................       1.08%       1.12%       1.14%       1.18%      1.25%
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
      Ratio of net investment income to average daily
         net assets (net of expense reduction).........       5.28%       6.05%       5.71%       4.57%      5.92%
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
      Ratio of net investment income to average daily
         net asset (before expense reduction)..........       5.27%       6.01%       5.59%       4.40%      5.40%
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
      Portfolio turnover rate..........................      33.23%      22.68%      39.00%      65.28%     14.81%
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------
      Average Commission Rate(a)....................... $   0.0678      N/A         N/A         N/A         N/A
                                                        ----------    --------    --------    --------    -------
                                                        ----------    --------    --------    --------    -------

------------------------
(a) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investment in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Distributions will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1996, the Fund decreased Paid-in capital by $8,066,327, decreased undistributed net investment income by $1,064,862 and increased accumulated net realized gain on investments sold by $7,001,465. These differences are primarily due to return of capital distributions received by the Fund on portfolio securities and payment of distributions subject to capital loss carryforwards.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. As of December 31, 1996, deferred organization costs have been fully amortized.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .85% of the average daily net assets of the Fund (approximately .85% on an annual basis). For the year ended December 31, 1996, the Fund incurred $9,704,419 in advisory fees.

     The Investment Adviser has agreed to reduce its fee and reimburse the Fund for other expenses, to the extent necessary to comply with the most stringent state expense limitation applicable to the Fund in which the Fund's shares are sold. The most stringent limitation requires the Adviser to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) exceed 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of average annual net assets in excess of $100 million.

     Administrative Fees: The Fund has entered into an administrative agreement with the Adviser and Chase Global Funds Services Company ('CGFSC') under which the Adviser performs certain administrative functions for the Fund and receives a fee of .02% of the Fund's average daily net assets. The Fund has paid the Adviser $228,410 in fees under this administrative agreement.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $30,500 for the year ended December 31, 1996.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $1,098,358,968 and $361,967,304, respectively.

     At December 31, 1996, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


Aggregate cost.......................................................................  $1,576,625,763
                                                                                       --------------
Gross unrealized appreciation........................................................  $  443,395,554
Gross unrealized depreciaiton........................................................  $     (445,560)
                                                                                       --------------
Net unrealized appreciation..........................................................  $  442,949,994
                                                                                       --------------
                                                                                       --------------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue fifty million (50,000,000) shares of capital stock, par value $.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                   YEAR ENDED                    YEAR ENDED
                                                DECEMBER 31, 1996            DECEMBER 31, 1995
                                           ---------------------------   --------------------------
                                             SHARES         AMOUNT         SHARES        AMOUNT
                                           ----------   --------------   ----------   -------------
Sold.....................................  28,020,205   $1,072,865,893   15,202,637   $ 499,162,840
Issued as reinvestment of dividends......   1,840,925       74,067,867      794,839      26,664,507
Redeemed.................................  (7,606,587)    (281,547,217)  (7,012,384)   (227,496,579)
                                           ----------   --------------   ----------   -------------
Net increase.............................  22,254,543   $  865,386,543    8,985,092   $ 298,330,768
                                           ----------   --------------   ----------   -------------
                                           ----------   --------------   ----------   -------------

NOTE 5. INVESTMENT IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'affiliated'companies include those in which the Fund holds 5% or more of the outstanding voting securities) at December 31, 1996 aggregated $988,576,714.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Affiliates, their investment income, and gain (loss) from sales of affiliates are as follows:

                                                               INVESTMENT    GAIN/(LOSS)
                          EQUITIES                               INCOME       ON SALES
-------------------------------------------------------------  -----------   -----------
Avalon Properties............................................  $ 1,957,271   $  854,277
Cali Realty Corp. ...........................................    1,636,215       --
Camden Property Trust........................................    1,600,323     (230,998)
CarrAmerica Realty Corp. ....................................    2,044,525       --
Center Point Properties......................................      876,785          343
Charles E. Smith Residential Realty..........................      997,538       --
Chelsea GCA Realty...........................................    1,511,437       --
Colonial Properties Trust....................................    1,867,900       --
Columbus Realty Trust........................................      919,929      (27,425)
Cousins Properties...........................................    1,408,118       --
Highwoods Properties.........................................    2,001,642      743,682
Irvine Apartment Communities.................................      704,852       --
JP Realty....................................................    1,466,721       --
Marcerich Co. ...............................................    2,153,282       --
Omerga Healthcare............................................      --            --
Prentiss Properties Trust....................................      437,937       --
Reckson Associates Realty Corp. .............................    1,480,086       88,520
Spieker Properties...........................................    2,825,616      117,939
Sunrise Assisted Living......................................      --            --
Taubman Centers..............................................      676,168      (31,289)
The Mills Corp. .............................................    1,875,305       (3,230)
Vornado Realty Trust.........................................    2,374,486       --
Weeks Corp. .................................................    1,002,280      137,202
                                                               -----------   -----------
                                                               $31,818,416   $2,449,021
                                                               -----------   -----------
                                                               -----------   -----------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $140,729 under this arrangement.

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with Chase Manhattan Bank for $25,000,000. At December 31, 1996, the par value of loans outstanding was $0. During the year ended December 31, 1996, the average daily balance of loans outstanding was $0. The loan, if used, will be collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Shares, Inc:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Shares, Inc., as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York                                      Coopers & Lybrand L.L.P.
February 3, 1997

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank
                                                           3 Chase MetroTech Center
 Willard H. Smith, Jr.                                     Brooklyn, NY 11245
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112

                                                           NASDAQ Symbol: CSRSX

                                                           Net  asset value (NAV)  can be found  in the daily mutual
                                                           fund listings  in the  financial  section of  most  major
                                                           newspapers   under  the  Fund's  abbreviation  'C&SRlty'.

                                                           This report  is authorized  for  delivery to  other  than
                                                           shareholders  of Cohen & Steers  Realty Shares, Inc. only
                                                           when  accompanied  or  preceded  by  the  delivery  of  a
                                                           currently  effective prospectus setting  forth details of
                                                           the Fund.

--------------------------------------------------------------------------------
                                       18

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  COHEN & STEERS
                                   REALTY SHARES
                                 757 THIRD AVENUE
                                NEW YORK, NY 10017


                                     [LOGO]


                                  ANNUAL REPORT
                                DECEMBER 31, 1996


                                First Class Mail
                                     U.S.
                                   Postage
                                     PAID
                                  Boston, MA
                               Permit No. 56712


                       STATEMENT OF DIFFERENCES

         The dagger symbol shall be expressed as................ 'D'